Exhibit 10.23.2
Execution Copy
MIRION TECHNOLOGIES, INC.
SECOND AMENDMENT TO
STOCKHOLDERS AGREEMENT
          THIS SECOND AMENDMENT (this “Amendment”) is entered into as of July 13, 2006, by and among MIRION TECHNOLOGIES, INC. (f/k/a Global Monitoring Systems, Inc.), a Delaware corporation (the “Corporation”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (together with its transferees, “ACAS”) and the other persons signatory hereto representing the holders of not less than fifty-one percent (51%) of the Common Stock of the Corporation other than Common Stock owned by ACAS (collectively, the “Amending Stockholders”)
W I T N E S S E T H :
          WHEREAS, the Corporation, ACAS and the Corporation’s Stockholders are party to a Stockholders Agreement dated December 22, 2005 (as amended, the “Agreement”);
          WHEREAS, the Corporation, ACAS and the Amending Stockholders desire to amend the Agreement in accordance with Section 13.7 thereof; and
          WHEREAS, Capitalized terms used herein without definition shall have the meanings assigned thereto in the Agreement.
          NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
          SECTION 1. Amendment. Section 10.1 of the Agreement is hereby amended in its entirety as follows:
“10.1 Board of Directors Composition. The Board shall initially consist of five (5) directors. ACAS shall have the right to nominate two directors who shall initially be Robert Klein and Todd Wilson. The Chief Executive Officer of the Corporation, who is Thomas Logan on the date hereof, also shall be a director. The Board shall have the right to nominate two additional directors, one of whom shall initially be Donald Hartman and the other of whom shall be an independent director. Pursuant to Article II, Section 2(a) of the Amended and Restated Bylaws of the Corporation, the Corporation must at all times maintain a Board of seven (7) directors with two (2) vacancies, subject to filling such vacancies as further provided in this Section. If at any time there is an subsidiary as to which American Financial Services, Inc. (“ACFS”) serves as agent for the lender or note purchaser thereunder, ACFS shall have the right to nominate two (2) directors to fill the vacancies on the Board. In addition, if at any time ACAS exercises its right to convert its Preferred Stock into Common Stock in sufficient shares such that it thereafter owns a majority of the Class A Voting Common Stock, ACAS shall have the right to nominate two (2) directors to fill the vacancies on the Board.
          SECTION 2. Miscellaneous.
          (a) Except as specifically amended above, the Agreement is and shall continue to be in full force and effect.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Stockholders Agreement, or constitute a waiver of any provision of any other agreement.
          (c) Upon the effectiveness hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in any other agreement to “the Agreement”, “thereunder”, or “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
          (d) This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          (e) All headings set forth in this Amendment are intended for convenience only and shall not control or affect the meaning, construction or effect of this Amendment or the Agreement or of any of the provisions hereof or thereof.
          (f) This Amendment shall be deemed to be a contract governed by the laws of the State of Delaware and shall for all purposes be construed in accordance with the laws of such state, without reference to the conflicts of laws provisions thereof.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	President

AMERICAN CAPITAL STRATEGIES, LTD.
By:
	Name:	Robert Klein
	Title:	Managing Director

AMENDING STOCKHOLDERS
/s/ Thomas D. Logan
Thomas D. Logan

SIGNATURE PAGE TO SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:
	Name:	Thomas Logan
	Title:	President

AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

AMENDING STOCKHOLDERS

Thomas D. Logan

SIGNATURE PAGE TO SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT